Securities Act Registration No. 033-47044
                               Investment Company Act Registration No. 811-06628

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------
                                    FORM N-1A
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|

                            Pre-Effective Amendment No. ___                  [ ]


                          Post-Effective Amendment No. 19                    |X|
                                     and/or


          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|


                                 Amendment No. 20                            |X|


                        (Check appropriate box or boxes.)

                            THE YACKTMAN FUNDS, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                6300 Bridgepoint Parkway, Building One, Suite 320
                               Austin, Texas                            78730
                               -------------                            -----
               (Address of Principal Executive Offices)               (Zip Code)

                                 (512) 767-6700
              (Registrant's Telephone Number, including Area Code)

                                                      Copy to:

Donald A. Yacktman                                    Richard L. Teigen
Yacktman Asset Management Co.                         Foley & Lardner LLP
6300 Bridgepoint Parkway, Building One, Suite 320     777 East Wisconsin Avenue
Austin, Texas  78730                                  Milwaukee, Wisconsin 53202
--------------------------------------------          --------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):


|X|      immediately upon filing pursuant to paragraph (b)

[ ]      on (date) pursuant to paragraph (b)


[ ]      60 days after filing pursuant to paragraph (a)(1)

[ ]      on (date) pursuant to paragraph (a)(1)

[ ]      75 days after filing pursuant to paragraph (a)(2)

[ ]      on  (date)  pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            THE YACKTMAN FUNDS [LOGO]

                                                    ----------------------------
                                                     P R O S P E C T U S
                                                    ----------------------------
                                                                  April 30, 2007

                          ----------------------------
                              P R O S P E C T U S
                          ----------------------------
                                 April 30, 2007




                            THE YACKTMAN FUNDS, INC.

                            6300 Bridgepoint Parkway

                            Building One, Suite 320

                              Austin, Texas 78730

                                 1-800-525-8258


        The Yacktman Funds are no load mutual funds seeking long-term capital appreciation and, to a lesser extent, current income. The Yacktman Funds are:

      o  THE YACKTMAN FUND
      o  THE YACKTMAN FOCUSED FUND

        Please read this Prospectus and keep it for future reference. It contains important information, including information on how The Yacktman Funds invest and the services they offer to shareholders.








THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                         T A B L E   O F   C O N T E N T S


Questions Every Investor Should Ask Before
   Investing in The Yacktman Funds.............................................3
Fees and Expenses..............................................................6
Investment Objective and Strategies............................................7
Management of the Funds........................................................9
The Funds' Share Price.........................................................9
Purchasing Shares.............................................................10
Redeeming Shares..............................................................13
Exchanging Shares.............................................................17
Dividends, Distributions and Taxes............................................17
Financial Highlights..........................................................19
To Learn More about the Funds.................................................21



--------------------------------------------------------------------------------

   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE YACKTMAN FUNDS

1.   WHAT ARE THE FUNDS' GOALS?

     Both Funds seek long-term capital appreciation and, to a lesser extent, current income.

2.   WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

     The Funds mainly invest in common stocks of United States companies, some, but not all of which, pay dividends. Our investment adviser employs a disciplined investment strategy. We buy growth companies of any size at what we believe to be low prices. We think this approach combines the best features of "growth" and "value" investing. The Yacktman Focused Fund differs from The Yacktman Fund in that it holds fewer securities. The Yacktman Focused Fund usually holds fewer than 25 securities, other than money market investments. The Yacktman Fund typically will hold every security held by The Yacktman Focused Fund. Both Funds sell companies that no longer meet their investment criteria, or if better investment opportunities are available.

3.   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

     Investors in the Funds may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:

o MARKET RISK: The prices of the securities in which the Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

o VALUE INVESTING RISK: From time to time "value" investing falls out of favor with investors. When it does, there is the risk that the market will not recognize a company's improving fundamentals as quickly as it normally would. During these periods, the Funds' relative performance may suffer.

o NON-DIVERSIFICATION RISK: The Yacktman Focused Fund is a non-diversified investment company. As such it will likely invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which The Yacktman Focused Fund invests perform poorly, The Yacktman Focused Fund could incur greater losses than it would have had it invested in a greater number of securities.

o SMALLER-CAPITALIZATION COMPANIES RISK: The Funds may invest in smaller-capitalization companies. Smaller-capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger-capitalization companies. The stocks of smaller-capitalization companies tend to have less trading volume than stocks of larger-capitalization companies. Less trading volume may make it more difficult for our investment adviser to sell securities of smaller-capitalization companies at quoted market prices. Finally, there are periods when investing in smaller-capitalization stocks falls out of favor with investors and the stocks of smaller-capitalization companies underperform.
     ---------------------------------------------------------------------------

     Because of these risks the Funds are a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Funds.

4.   HOW HAVE THE FUNDS PERFORMED?

     The bar charts and tables that follow provide some indication of the risks of investing in The Yacktman Funds by showing changes in each Fund's performance from year to year and how its average annual returns over various periods compare to the performance of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"). Please remember that each Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.


AVERAGE ANNUALIZED TOTAL RETURNS AS OF
DECEMBER 31, 2006
---------------------------------------------------------------
                                One     Five    Ten
                               Year    Years   Years
---------------------------------------------------------------
The Yacktman Fund
  Return before taxes          15.95%  13.27%  9.60%
  Return after taxes
     on distributions(1)       14.28%  12.02%  7.12%
  Return after taxes
     on distributions and
     sale of Fund
     shares(1)                 11.61%  11.20%  6.87%
  S&P 500(2)(3)                15.80%   6.19%  8.42%


---------------------------------------------------------------
                                 One     Five      Since
                                 Year    Years   Inception(4)
---------------------------------------------------------------
The Yacktman
Focused Fund
  Return before taxes          16.13%  13.69%  8.66%
  Return after taxes
     on distributions(1)       14.47%  12.71%  7.91%
  Return after taxes
     on distributions and
     sale of Fund
     shares(1)                 12.04%  11.83%  7.39%
  S&P 500(2)(3)                15.80%  6.19%   7.82%


(1) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.

(2)  The S&P 500 is a widely recognized unmanaged index of common stock prices.

(3)  Reflects no deductions for fees, expenses or taxes.

(4)  The Yacktman Focused Fund commenced operations May 1, 1997.
--------------------------------------------------------------------------------

                                THE YACKTMAN FUND

                         TOTAL RETURN PER CALENDAR YEAR



[CHART]


1997    18.28%
1998    0.64%
1999    -16.90%
2000    13.46%
2001    19.47%
2002    11.41%
2003    33.03%
2004    9.93%
2005    -1.30%
2006    15.95%





Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 20.26% (quarter ended June 30, 2003) and the lowest total return for a quarter was -16.39% (quarter ended September 30, 1998).

                            THE YACKTMAN FOCUSED FUND

                         TOTAL RETURN PER CALENDAR YEAR


[CHART]

1998    4.58%
1999    -22.02%
2000    6.60%
2001    17.14%
2002    14.99%
2003    31.79%
2004    9.96%
2005    -1.83%
2006    16.13%


Note: During the nine year period shown on the bar chart, the Fund's highest total return for a quarter was 21.13% (quarter ended June 30, 2003) and the lowest total return for a quarter was -16.28% (quarter ended September 30,
1998).
--------------------------------------------------------------------------------

                               FEES AND EXPENSES


     The table below describes the fees and expenses that you may pay if you buy and hold shares of The Yacktman Funds.




                                                    The Yacktman                      The Yacktman
                                                        Fund                          Focused Fund
----------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed
  on Purchases (as a percentage of
  offering price)..................................No Sales Charge                 No Sales Charge
Maximum Deferred Sales Charge (Load)...............No Deferred Sales Charge        No Deferred Sales Charge
Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends and Distributions........No Sales Charge                 No Sales Charge
Redemption Fee.....................................2%(1)                           2%(1)
Exchange Fee ......................................2%(2)                           2%(2)


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                    0.65%                            1.00%
Distribution and/or Service (12b-1) Fees           0.00%                            0.00%
Other Expenses                                     0.31%                            0.36%
Total Annual Fund Operating Expenses               0.96%                            1.36%(3)

(1) The redemption fee only applies to shares sold within thirty calender days of their purchase date. Our Transfer Agent charges a fee of $15.00 for each wire redemption.

(2) The exchange fee only applies to shares exchanged within thirty calender days of their purchase date. Our Transfer Agent charges a fee of $5.00 for each telephone exchange.

(3) Since inception our investment adviser has waived the advisory fee it receives from The Yacktman Focused Fund to the extent necessary to ensure that its Total Annual Fund Operating Expenses do not exceed 1.25% of the Fund's average daily net assets. Our investment adviser may discontinue these waivers at any time, but will not do so prior to December 31, 2007.
--------------------------------------------------------------------------------

Example

     This example is intended to help you compare the cost of investing in The Yacktman Funds with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                       1 Year    3 Years   5 Years   10 Years
--------------------------------------------------------------------
The Yacktman Fund       $  98     $306      $531      $1,178
--------------------------------------------------------------------
The Yacktman
  Focused Fund(1)       $138      $431      $745      $1,635
--------------------------------------------------------------------


(1) Assuming Total Annual Fund Operating Expenses of 1.25% for The Yacktman Focused Fund, your cost, based on an assumed $10,000 investment and 5% annual return, would be:

                       1 Year    3 Years   5 Years   10 Years
--------------------------------------------------------------------
                        $127      $397     $686       $1,511
--------------------------------------------------------------------



                              INVESTMENT OBJECTIVE
                                 AND STRATEGIES

     Each of the Funds seeks long-term capital appreciation, and, to a lesser extent, current income. Each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in The Yacktman Funds might not appreciate and investors could lose money.

     The Funds mainly invest in common stocks of United States companies, some, but not all of which, pay dividends. However, each may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury bills, commercial paper or repurchase agreements). The Funds will not be able to achieve their investment objective of capital appreciation to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. Our investment adviser employs a disciplined investment strategy. We buy growth companies at what we believe to be low prices. We think this approach combines the best features of "growth" and "value" investing. When we purchase stocks we look for companies with the following three attributes:


GOOD BUSINESS

SHAREHOLDER-ORIENTED MANAGEMENT

LOW PURCHASE PRICE
--------------------------------------------------------------------------------

GOOD BUSINESS

     A good business may contain one or more of the following:

o    High market share in principal product and/or service lines;

o    A high cash return on tangible assets;

o Relatively low capital requirements allowing a business to generate cash while growing;

o    Short customer repurchase cycles and long product cycles; and

o    Unique franchise characteristics.

SHAREHOLDER-ORIENTED MANAGEMENT

     We believe a shareholder-oriented management does not overcompensate itself and allocates wisely the cash the company generates. We look for companies that:

o    Reinvest in the business and still have excess cash;

o    Make synergistic acquisitions; and

o    Buy back stock.

LOW PURCHASE PRICE

o We look for a stock that sells for less than what an investor would pay to buy the whole company.

o The stock prices of many companies vary by 50% or more from low to high each year so we wait for buying opportunities.


     We follow many more companies than we actually buy. Since our investment adviser is a disciplined investor, we will increase our cash position if we cannot find companies that meet our investment requirements.

     Each of the Funds will hold fewer stocks than the typical stock mutual fund. In fact, The Yacktman Focused Fund usually holds fewer than 25 stocks. We do this because we are know something investors. We think it makes sense to invest more in our top choices than in investments we think are less attractive.

     We buy companies of any size market capitalization. If all else is equal, we prefer larger companies to smaller companies.

     We sell companies if they no longer meet our investment criteria, or if there are better investment opportunities available.


     The Yacktman Focused Fund may purchase put options on specific stocks to hedge against losses caused by declines in the prices of stocks in its portfolio, and may purchase call options on specific stocks to realize gains if the prices of the stocks increase. The Yacktman Focused Fund may write put options on specific stocks to generate income, but only if it is willing to purchase the stock at the exercise price. The Yacktman Focused Fund may write call options on specific stocks to generate income and to hedge against losses caused by declines in the prices of stocks in its portfolio. Purchasing and writing put and call options are not principal investment strategies of The Yacktman Focused Fund.

     The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds' policies and procedures respecting disclosure of their portfolio holdings.

     We are patient investors. We do not attempt to achieve our investment objectives by active and frequent trading of common stocks.
--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUNDS

     Yacktman Asset Management Co. (the "Adviser") is the investment adviser to each of The Yacktman Funds. The Adviser's address is:

        6300 Bridgepoint Parkway
        Building One, Suite 320
        Austin, Texas 78730

     As the investment adviser to the Funds, the Adviser manages the investment portfolio of each Fund. It makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, each Fund paid the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

-----------------------------------------------------
The Yacktman Fund                       0.65%
-----------------------------------------------------
The Yacktman Focused Fund               1.00%
-----------------------------------------------------

     The investment advisory fee paid by The Yacktman Fund ranges from 0.65% to 0.55% depending on asset levels.


     A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with the Adviser is available in the semi-annual report of the Funds to shareholders for the most recent period ended June 30.


     Donald A. Yacktman and his son, Stephen Yacktman, are the co-portfolio managers for the Funds. As such they are primarily responsible for the day-to-day management of the portfolios of the Funds. Donald Yacktman has been a portfolio manager of the Funds since their inception. He has been President of the Adviser since its organization in 1992. Stephen Yacktman became a portfolio manager for the Funds in December 2002 and has been employed by the Adviser since 1993 and a vice president of the Adviser since 1996.

     The Statement of Additional Information for the Funds, which is incorporated by reference into this prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.



                            THE FUNDS' SHARE PRICE

     The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

     Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount
--------------------------------------------------------------------------------
which a Fund might reasonably expect to receive upon a current sale. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair market value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.



                                PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

1.   Read this Prospectus carefully.

2. Determine how much you want to invest keeping in mind the following minimums:

     a.   NEW ACCOUNTS (MINIMUM INITIAL INVESTMENT)

          o    Individual Retirement Accounts and other retirement plans    $500

          o    Automatic Investment Plan                                    $500

          o    All other accounts                                         $2,500

     b.   EXISTING ACCOUNTS (MINIMUM ADDITIONAL INVESTMENT)

          o    Dividend reinvestment                                  No Minimum

          o    All Accounts                                                 $100

3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the reorder form attached to your Fund's confirmation statements (the Funds have additional Purchase Applications and reorder forms if you need them). If you have any questions, please call 1-800-457-6033.


4. Make your check payable to "The Yacktman Funds, Inc." All checks must be drawn on U.S. banks. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order of payment. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT, IN ADDITION TO ANY LOSS SUSTAINED BY THE FUNDS, FOR ANY PAYMENT THAT IS RETURNED. IT IS THE POLICY OF THE FUNDS NOT TO ACCEPT APPLICATIONS UNDER CERTAIN CIRCUMSTANCES OR IN AMOUNTS CONSIDERED DISADVANTAGEOUS TO SHAREHOLDERS. THE FUNDS RESERVE THE RIGHT TO REJECT ANY APPLICATION.


5. Send the Purchase Application and check to:

      BY FIRST CLASS MAIL

      The Yacktman Funds, Inc.
      Shareholder Services Center
      P.O. Box 701 Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------

      BY OVERNIGHT DELIVERY SERVICE OR
      REGISTERED MAIL
      The Yacktman Funds, Inc.
      Shareholder Services Center
      615 East Michigan Street
      Milwaukee, WI 53202

     PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

     You may purchase shares by wire transfer.

     INITIAL INVESTMENT BY WIRE - To open an account by wire, a completed Purchase Application is required before your wire can be accepted. If you wish to open an account by wire, please call 1-800-457-6033 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed Purchase Application via mail, overnight delivery, or facsimile. Upon receipt of your Purchase Application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

     SUBSEQUENT INVESTMENTS BY WIRE - Please call 1-800-457-6033 or 1-414-765-4124 before you wire funds in order to advise the Transfer Agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

      YOU SHOULD WIRE FUNDS TO:
      U.S. Bank, N.A.
      777 East Wisconsin Avenue
      Milwaukee, WI 53202
      ABA #075000022

      CREDIT:
      U.S. Bancorp Fund Services, LLC
      Account #112-952-137

      FURTHER CREDIT:
      The Yacktman Funds, Inc.
      (name of Fund to be purchased)
      (shareholder registration)
      (shareholder account number)

      PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS,
FINANCIAL INSTITUTIONS AND OTHERS

     Some broker-dealers may sell shares of The Yacktman Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

     The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing Agents may:

o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.
--------------------------------------------------------------------------------

o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

o Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds' behalf). This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.

     If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not do so, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES
OF THE FUNDS

     The Funds may reject any Purchase Application for any reason. Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

     The Funds will issue certificates evidencing shares purchased only upon request. The Funds will send investors a written confirmation for all purchases of shares.

     The Funds offer an Automatic Investment Plan allowing shareholders to make purchases on a regular and convenient basis. Under the Automatic Investment Plan, after the initial investment (a minimum of $500), a shareholder authorizes the Funds to withdraw from a designated bank or other financial institution each month an amount to be invested in shares of the Funds, which must be at least $100. No service fee is currently charged by the Funds for participating in the Automatic Investment Plan. A $25 fee will be imposed by U.S. Bancorp Fund Services, LLC for any Automatic Investment Plan purchase that cannot be completed. To begin participating in the Automatic Investment Plan, a shareholder should complete the Automatic Investment Plan section on the Purchase Application or call the Funds' Transfer Agent at 1-800-457-6033. The Funds' Statement of Additional Information, which is incorporated by reference into this Prospectus, contains a more detailed description of the Automatic Investment Plan.


     The Funds also offer a telephone purchase option permitting shareholders to make additional purchases by telephone ($100 minimum) using the investor's bank account to clear the purchase via electronic funds transfer. Only bank accounts held at domestic financial institutions that are Automated Clearing House members can be used for telephone transactions. Shares of the Funds will be purchased on the day your order is placed if your call is received prior to the close of regular trading. Telephone transactions may not be used for initial purchases of shares of the Funds. No fee is currently charged for this service.
--------------------------------------------------------------------------------

To establish the telephone purchase option, please complete the appropriate section of the Purchase Application. Inquiries concerning this option may be directed to the Funds' Transfer Agent at 1-800-457-6033. The Funds' Statement of Additional Information, which is incorporated by reference into this Prospectus, contains a more detailed description of the telephone purchase option.

The Funds offer the following retirement plans:


     o    Traditional IRA
     o    Roth IRA
     o    SEP-IRA
     o    SIMPLE IRA
     o    Coverdell Education Savings Account


     Investors can obtain further information about the Automatic Investment Plan, the telephone purchase plan and the retirement plans by calling the Funds at 1-800-525-8258. The Funds recommend that investors consult with a competent financial and tax adviser regarding the retirement plans before investing.

--------------------------------------------------------------------------------
                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

1.   Prepare a letter of instruction containing:

     o    the name of the Fund(s)

     o    account number(s)

     o    the amount of money or number of shares being redeemed

     o    the name(s) on the account

     o    daytime phone number

     o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' Transfer Agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-457-6033 if you have any questions.

2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.   If  there  are   certificates   representing   your  shares,   endorse  the
     certificates   or  execute  a  stock  power  exactly  as  your  shares  are registered.


4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

     o    The redemption request exceeds $25,000;

     o    If ownership is changed on your account;

     o When redemption proceeds are sent to any person, address or bank account not on record; s Written requests to wire redemption proceeds (if not previously authorized on the account); s When establishing or modifying certain services on an account; and s If a change of address was received by the Transfer Agent within the last 10 days.

     In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.
--------------------------------------------------------------------------------

5.   Send the letter of instruction and certificates, if any, to:

          BY FIRST CLASS MAIL

          The Yacktman Funds, Inc.
          Shareholder Services Center
          P.O. Box 701
          Milwaukee, WI 53201-0701

          BY OVERNIGHT DELIVERY SERVICE OR
          REGISTERED MAIL
          The Yacktman Funds, Inc.
          Shareholder Services Center
          615 East Michigan Street
          Milwaukee, WI 53202

          PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

o Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in retirement plans and shares represented by certificates cannot be redeemed by telephone.

o Assemble the same information that you would include in the letter of instruction for a written redemption request.

o Call U.S. Bancorp Fund Services, LLC at 1-800-457-6033. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.

o Telephone redemptions must be in amounts of $1,000 or more and may not exceed $25,000.

o You may not make a telephone redemption within ten business days of an address change.

HOW TO REDEEM (SELL) SHARES THROUGH
SERVICING AGENTS

      If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

      The redemption price per share you receive for redemption requests is the next determined net asset value after:

o U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information; or

o U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information; or

o A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

o For those shareholders who redeem shares by mail or by telephone, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

o For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank
--------------------------------------------------------------------------------
     account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to three business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

MARKET TIMING PROCEDURES

      Frequent purchases and redemptions of any of the Funds' shares by a shareholder may harm other shareholders of that Fund by interfering with the efficient management of that Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Because there may be less liquidity in the stocks of small capitalization companies in which the Funds may invest, the Funds may be subject to greater risk of market timing activities than if the Funds invested only in large capitalization companies.

      The Board of Directors has adopted the market timing policies and procedures below to discourage frequent purchases and redemptions of each Fund's shares.

o Each Fund reserves the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that a Fund believes might engage in frequent purchases and redemptions of that Fund's shares based on any unusual trading activity by such investor and/or such investor's trading history.

     Each Fund imposes a 2% redemption fee on redemptions that occur less than thirty calender days after purchase. Any proceeds of the fee will be credited to the assets of the appropriate Fund.


     The redemption fee will not apply to (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares held in retirement plans (other than IRAs), or (3) shares redeemed through any systematic transaction plans, but otherwise applies to all investors in the Funds, including those that invest through omnibus accounts at intermediaries such as broker-dealers. The Funds also impose a 2% exchange fee on the value of shares exchanged less than thirty calendar days after purchase.


     Many financial intermediaries do not have the systems capability to collect or track accurately the redemption fee due from the underlying account owners. Until these systems limitations are resolved, the Funds reserve the right to waive their redemption fee for these intermediaries. If inappropriate trading is detected in an omnibus account registered in the name of a nominee, financial intermediary or plan sponsor, a Fund may request that the nominee, financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in frequent or short-term trading. If inappropriate trading recurs, a Fund may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

     In calculating whether a sale of Fund shares is subject to a redemption fee, a shareholder's holdings will be viewed on a "first in/first out" basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest.

     Although the Funds have taken steps to discourage frequent purchases and redemptions of their shares, they cannot guarantee that such trading will not occur.
--------------------------------------------------------------------------------

OTHER REDEMPTION CONSIDERATIONS


      The Funds offer a Systematic Withdrawal Plan allowing shareholders who own shares of the Funds worth at least $10,000 at the current net asset value to have a fixed sum paid to the shareholders at regular intervals through redemption of shares of the Funds. The minimum amount of a withdrawal payment is $100. The Funds recommend that investors participating in the Systematic Withdrawal Plan elect to reinvest all income dividends and capital gains distributions payable on the shares held in their accounts in additional shares of the Funds, at net asset value. The shareholder may deposit additional shares in his account at any time. To establish the Systematic Withdrawal Plan, a shareholder deposits shares of the Funds with The Yacktman Funds, Inc. and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making withdrawal payments of a fixed amount to the shareholder out of the account. You may elect to terminate your participation in the Systematic Withdrawal Plan at any time by notifying U.S. Bancorp Fund Services, LLC five business days prior to the next transaction. The Funds' Statement of Additional Information, which is incorporated by reference into this Prospectus, contains a more detailed description of the Systematic Withdrawal Plan.


      When redeeming shares of the Funds, shareholders should consider the following:

o    The redemption may result in a taxable gain.

o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).


o U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to your address of record, or if elected on your Account Application, to your predetermined bank account by electronic funds transfer through the Automated Clearing House (ACH) network or via Federal wire.


o The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by tele phone, he or she should make a redemption request in writing in the manner described earlier.

o U.S. Bancorp Fund Services, LLC currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers.
--------------------------------------------------------------------------------

o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

o The Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash.

--------------------------------------------------------------------------------

                                EXCHANGING SHARES

ELIGIBLE FUNDS

     Shares of The Yacktman Funds may be exchanged for shares of:

     o    The Yacktman Fund

     o    The Yacktman Focused Fund

     o Or the following First American Money Market Funds (the "First American Funds"):

          o    First American Funds Prime Obligations Fund

          o    First American Funds Tax Free Obligations Fund

at their relative net asset values. (An affiliate of U.S. Bancorp Fund Services, LLC advises the First American Funds. Please call 1-800-457-6033 for a prospectus describing the First American Funds.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.


     Each Fund imposes a 2% exchange fee on the value of the shares exchanged less than thirty calendar days after purchase. The exchange fee operates in the same manner as the redemption fee discussed above.


HOW TO EXCHANGE SHARES

o Read this Prospectus and, if applicable, the prospectus for the First American Funds.

o Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

o Call U.S. Bancorp Fund Services, LLC at 1-800-457-6033. You may also make an exchange by writing to The Yacktman Funds, Inc., Shareholder Services Center, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. U.S. Bancorp Fund Services, LLC charges a fee of $5.00 for each telephone exchange. There is no charge for a written exchange.


--------------------------------------------------------------------------------

                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES

      Each Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

      o AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

      o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.
--------------------------------------------------------------------------------

     You may make your distribution election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-457-6033.


     Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Funds, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

     If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the financial performance of the Funds for the past five years of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.

THE YACKTMAN FUND



                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                           2006        2005       2004       2003       2002
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year...................... $  14.67    $  15.34   $  15.24   $  12.33   $  11.16
Income from investment operations:
   Net investment income................................     0.30        0.28       0.12       0.23       0.13
   Net realized and unrealized gain (loss)
      on investments....................................     2.05       (0.48)      1.40       3.84       1.14
                                                         --------    --------   --------   --------   --------
   Total from investment operations.....................     2.35       (0.20)      1.52       4.07       1.27
                                                         --------    --------   --------   --------   --------
Less distributions:

   From net investment income...........................    (0.30)      (0.28)     (0.12)     (0.17)     (0.10)
   From net realized gains..............................    (0.93)      (0.19)     (1.30)     (0.99)         -
                                                         --------    --------   --------   --------   --------
   Total distributions..................................    (1.23)      (0.47)     (1.42)     (1.16)     (0.10)
                                                         --------    --------   --------   --------   --------
Net asset value, end of year............................ $  15.79    $  14.67   $  15.34   $  15.24   $  12.33
                                                         ========    ========   ========   ========   ========
Total Return............................................   15.95%     (1.30)%      9.93%     33.03%     11.41%
                                                         ========    ========   ========   ========   ========
Supplemental data and ratios:
   Net assets, end of year (000s)....................... $429,072    $438,912   $365,308   $325,428   $421,292
                                                         ========    ========   ========   ========   ========
   Ratio of net expenses to average net assets..........    0.96%       0.92%      0.95%      0.94%      0.99%
                                                         ========    ========   ========   ========   ========
   Ratio of net investment income to average
      net assets........................................    1.90%       1.86%      0.73%      1.25%      2.01%
                                                         ========    ========   ========   ========   ========
   Portfolio turnover rate..............................   17.93%       8.64%     23.82%     40.01%     39.19%
                                                         ========    ========   ========   ========   ========


------------------------------------------------------------------------------------------------------------------------------------

THE YACKTMAN FOCUSED FUND





                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                           2006        2005       2004       2003       2002
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $  14.96    $  15.83   $  16.28   $  12.48   $  10.92
Income from investment operations:
   Net investment income                                     0.21        0.22       0.03       0.07       0.08
   Net realized and unrealized gain (loss)
              on investments                                 2.20       (0.51)      1.59       3.90       1.56
   Total from investment operations                          2.41       (0.29)      1.62       3.97       1.64
Less distributions:

   From net investment income                               (0.21)      (0.22)     (0.03)     (0.07)     (0.08)
   From net realized gains                                  (1.16)      (0.36)     (2.04)     (0.10)         -
   Total distributions                                      (1.37)      (0.58)     (2.07)     (0.17)     (0.08)
Net asset value, end of year                             $  16.00    $  14.96   $  15.83   $  16.28   $  12.48
                                                         ========    ========   ========   ========   ========
Total Return                                               16.13%     (1.83)%      9.96%     31.79%     14.99%
                                                         ========    ========   ========   ========   ========
Supplemental data and ratios:
   Net assets, end of year (000s)                        $ 90,534    $ 84,608   $ 97,263   $127,355   $115,250
                                                         ========    ========   ========   ========   ========
   Ratio of expenses before expense
              reimbursements to average net assets          1.36%       1.32%      1.33%      1.36%(1)   1.45%
                                                         ========    ========   ========   ========   ========
   Ratio of net expenses to average
              net assets                                    1.25%       1.25%      1.25%      1.26%(2)   1.25%
                                                         ========    ========   ========   ========   ========
   Ratio of net investment income to average
              net assets                                    1.40%       1.30%      0.16%      0.51%      1.68%
                                                         ========    ========   ========   ========   ========
   Portfolio turnover rate                                 30.61%       5.62%     19.26%     71.38%     49.95%
                                                         ========    ========   ========   ========   ========


(1)The ratio of expenses before expense reimbursements to average net assets, excluding interest expense, was 1.35%.

(2)The ratio of expenses to average net assets, excluding interest expense, was 1.25%.


------------------------------------------------------------------------------------------------------------------------------------

                                  TO LEARN MORE
                                 ABOUT THE FUNDS

     To learn more about The Yacktman Funds you may want to read The Yacktman Funds' Statement of Additional Information ("SAI") which contains additional information about the Funds. The Yacktman Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You may also learn more about The Yacktman Funds' investments by reading The Yacktman Funds' Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

     The SAI and the Annual and Semi-Annual Reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-525-8258.

     The Funds make available the annual and semiannual reports, free of charge, on their Internet website (http://www.yacktman.com). The Funds do not make the SAI available on their Internet website due to the low level of demand for this document and because it is readily available through other means, as described above.

     Prospective investors and shareholders who have questions about The Yacktman Funds may also call the above number or write to the following address:

      The Yacktman Funds, Inc.
      6300 Bridgepoint Parkway
      Building One, Suite 320
      Austin, Texas 78730

     The general public can review and copy information about The Yacktman Funds (includ ing the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about The Yacktman Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

      Public Reference Section
      Securities and Exchange Commission
      Washington, D.C. 20549-0102

     Please refer to The Yacktman Funds' Investment Company Act File No. 811-6628, when seeking information about The Yacktman Funds from the Securities and Exchange Commission.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                           Not part of the Prospectus

--------------------------------------------------------------------------------

                            THE YACKTMAN FUNDS, INC.
                                 PRIVACY POLICY

     We collect the following nonpublic personal information about you:

     o Information we receive from you on or in applications or other forms, correspondence or conversations.

     o Information about your transactions with us, our affiliates, or others.

          We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

          In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For Fund information,
call 1-800-525-8258
For Shareholder Services,
call 1-800-457-6033
Web site: www.yacktman.com








The Yacktman Funds, Inc.
Shareholder Services Center
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
-------------------------------------------------------------------------------
YA-402-0406

STATEMENT OF ADDITIONAL INFORMATION                               April 30, 2007


for THE YACKTMAN FUNDS, INC.

THE YACKTMAN FUND
THE YACKTMAN FOCUSED FUND




                            THE YACKTMAN FUNDS, INC.
                            6300 Bridgepoint Parkway
                             Building One, Suite 320
                               Austin, Texas 78730
                          Call Toll-Free 1-800-525-8258



                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Yacktman Funds, Inc., a Maryland corporation, dated April 30, 2007 (the "Prospectus"), for The Yacktman Fund and The Yacktman Focused Fund (each referred to individually as a "Fund" and collectively as the "Funds"). Requests for copies of the Prospectus should be made by writing to The Yacktman Funds, Inc., Shareholder Services Center, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53201-5207, or by calling 1-800-525-8258.

                  The following financial statements are incorporated by reference to the Annual Report, dated December 31, 2006, of The Yacktman Funds, Inc. (File No. 811-06628), as filed with the Securities and Exchange Commission on March 7, 2007:


                         Portfolio of Investments
                                 The Yacktman Fund
                                 The Yacktman Focused Fund
                         Statements of Assets and Liabilities
                         Statements of Operations
                         Statements of Changes in Net Assets
                         Financial Highlights
                         Notes to the Financial Statements
                         Report of Independent Registered Public Accounting Firm

                  You may request a copy of the Annual Report by writing to The Yacktman Funds, Inc., Shareholder Services Center, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53201-5207, or by calling 1-800-525-8258. We will furnish the copy free of charge.

                            THE YACKTMAN FUNDS, INC.

                                TABLE OF CONTENTS

                                                                            Page


FUND HISTORY AND CLASSIFICATION................................................1

INVESTMENT RESTRICTIONS AND CONSIDERATIONS.....................................1

DETERMINATION OF NET ASSET VALUE..............................................11

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................12

DIRECTORS AND OFFICERS OF THE COMPANY.........................................14

INVESTMENT ADVISER AND ADMINISTRATOR..........................................20

PORTFOLIO MANAGERS............................................................24

EXCHANGE PRIVILEGE............................................................25

REDEMPTIONS...................................................................25

SYSTEMATIC WITHDRAWAL PLAN....................................................27

AUTOMATIC INVESTMENT PLAN, TELEPHONE PURCHASES AND RETIREMENT PLANS...........27

CUSTODIAN.....................................................................29

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................30

ALLOCATION OF PORTFOLIO BROKERAGE.............................................30

TAXES.........................................................................31

STOCKHOLDER MEETINGS..........................................................32

CAPITAL STRUCTURE.............................................................33

DESCRIPTION OF SECURITIES RATINGS.............................................34



                                      (i)

                         FUND HISTORY AND CLASSIFICATION

                  The Yacktman Funds, Inc. (the "Company") is an open-end, management investment company consisting of a diversified portfolio, The Yacktman Fund, and a non-diversified portfolio, The Yacktman Focused Fund. The Company is registered under the Investment Company Act of 1940, as amended (the "Act"). The Company was incorporated as a Maryland corporation on April 6, 1992.

                   INVESTMENT RESTRICTIONS AND CONSIDERATIONS

THE YACKTMAN FUND

                  The Yacktman Fund has adopted the following investment restrictions, which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of The Yacktman Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of The Yacktman Fund.

          1. The Yacktman Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, The Yacktman Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of The Yacktman Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of The Yacktman Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

          2. The Yacktman Fund will not sell securities short, buy securities on margin, purchase warrants, participate in a joint-trading account, or deal in options.

          3. The Yacktman Fund will not borrow money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of The Yacktman Fund's total assets. The Yacktman Fund will not borrow money for the purpose of investing in securities, and The Yacktman Fund will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.

          4. The Yacktman Fund will not pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

          5. The Yacktman Fund will not invest more than 5% of The Yacktman Fund's total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

          6. The Yacktman Fund will not purchase securities of other investment companies (as defined in the Act), except as part of a plan of merger, consolidation, reorganization or acquisition of assets.

          7. The Yacktman Fund will not act as an underwriter or distributor of securities other than shares of The Yacktman Fund (except to the extent that The Yacktman Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

          8. The Yacktman Fund will not purchase securities for which there is no established market if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.

          9. The Yacktman Fund will not make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of The Yacktman Fund's total assets would be the subject of such loans.

          10. The Yacktman Fund will not concentrate 25% or more of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

          11. The Yacktman Fund will not make investments for the purpose of exercising control or management of any company.

          12. The Yacktman Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

          13. The Yacktman Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

          14. The Yacktman Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

                  The Yacktman Fund has adopted one other investment restriction which is not a matter of fundamental policy and which may be changed by the Company's Board of Directors without stockholder approval. This additional restriction is as follows:

          The Yacktman Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the investment adviser to The Yacktman Fund or The Yacktman Focused Fund, without authorization of the Board of Directors of the Company.

                  The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of The Yacktman Fund's fundamental restrictions will be deemed to have occurred. Any changes in The Yacktman Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation, which communication may be made in an amendment to the Statement of Additional Information incorporated by reference into the Prospectus.

THE YACKTMAN FOCUSED FUND

                  The Yacktman Focused Fund has adopted the following investment restrictions, which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of The Yacktman Focused Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of The Yacktman Focused Fund.

          1. The Yacktman Focused Fund may issue senior securities to the extent permitted under the Act.

          2. The Yacktman Focused Fund will not sell securities short, buy securities on margin, purchase warrants or participate in a joint trading account. The Yacktman Focused Fund may invest in and commit its assets to writing and purchasing put and call options on securities and stock indexes to the extent permitted by the Act.

          3. The Yacktman Focused Fund may borrow money to the extent permitted by the Act. The Yacktman Focused Fund may pledge or hypothecate its assets to secure its borrowings.

          4. The Yacktman Focused Fund will not act as an underwriter or distributor of securities other than shares of The Yacktman Focused Fund (except to the extent that The Yacktman Focused Fund may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities).

          5. The Yacktman Focused Fund will not concentrate 25% or more of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

          6. The Yacktman Focused Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

          7. The Yacktman Focused Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

          8. The Yacktman Focused Fund will not make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of The Yacktman Focused Fund's total assets would be the subject of such loans.

          9. The  Yacktman  Focused  Fund will not  purchase  securities  of any issuer if, as a result of such purchase, The Yacktman Focused Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of The Yacktman Focused Fund's assets would be invested in securities of such issuer, except that up to 50% of the value of The Yacktman Focused Fund's total assets may be invested without regard to this limitation. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

          10. The Yacktman Focused Fund will not purchase securities for which there is no established market if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.

          11. The Yacktman Focused Fund will not make investments for the purpose of exercising control or management of any company.

          12. The Yacktman Focused Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

                  The Yacktman Focused Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Company's Board of Directors without stockholder approval. These additional restrictions are as follows:

          1. The Yacktman Focused Fund will not purchase securities of other investment companies (as defined in the Act), except: (a) as part of a plan of merger, consolidation, reorganization or acquisition of assets; (b)
     securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchase described in (b) and (c) will be made if as a result of such purchases (i) The Yacktman Focused Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of The Yacktman Focused Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of The Yacktman Focused Fund's net assets would be invested in shares of registered investment companies.

          2. The Yacktman Focused Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the investment adviser to The Yacktman Fund or The Yacktman Focused Fund, without authorization of the Board of Directors of the Company.

                  The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of The Yacktman Focused Fund's fundamental restrictions will be deemed to have occurred. Any changes in The Yacktman Focused Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation, which communication may be made in an amendment to the Statement of Additional Information incorporated by reference into the Prospectus.

Money Market Instruments

                  Each Fund may invest in money market instruments such as United States Treasury bills, certificates of deposit of U.S. banks, commercial paper, and commercial paper master notes, which are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change, rated A-2 or better by Standard & Poor's Corporation ("Standard & Poor's") or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). The Yacktman Focused Fund may also invest in securities issued by other investment companies that invest in high-quality, short-term debt securities (i.e., money market funds). In addition to the advisory fees and other expenses that The Yacktman Focused Fund bears directly in connection with its own operations, as a stockholder of another investment company, The Yacktman Focused Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and, in turn, The Yacktman Focused Fund's stockholders would bear such fee and other expenses indirectly.

                  Each Fund may, in response to adverse market, economic, political or other conditions, take a temporary defensive position. When a Fund takes a temporary defensive position, it will invest some or all of its assets in money market instruments.

Fixed Income and Convertible Securities

                  Both Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income and possible capital gains at those times when Yacktman Asset Management Co. (the "Adviser") believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. Fixed income securities purchased by the Funds may include, among others: bonds, notes and debentures issued by corporations and debt securities issued or guaranteed by the U.S. government. The Funds may invest in fixed income securities of any length maturity. The value of fixed income securities will tend to decrease when interest rates rise and increase when interest rates fall. Fixed income securities with shorter maturities, while generally offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates.

                  The Funds may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Adviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund in question and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation.

                  The Funds have no restrictions regarding the rating or credit quality of the fixed income or convertible securities they may purchase and hold in their portfolios. Corporate obligations rated less than investment grade (hereinafter referred to as "low-rated securities") are commonly referred to as "junk bonds", and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Each of the Funds may invest up to an aggregate of 10% of its net assets in convertible debt securities and low-rated securities (in any proportion provided that the total invested in both does not exceed the 10% threshold). The special risk considerations in connection with investments in low-rated securities are discussed below:

                  Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund's net asset value.

                  As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the applicable Fund's net asset value. If such Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

                  Payment Expectations. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

                  Credit Ratings. Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

                  Liquidity and Valuation. A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.

Foreign Securities

                  The   Funds  may  also   invest  in  U.S.   dollar-denominated
securities of foreign issuers in the form of American Depositary Receipts that are regularly traded on recognized U.S. exchanges or in the U.S.
over-the-counter market. Investments in securities of foreign issuers may involve risks which are in addition to the usual risks inherent in domestic investments. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards.

Options on Securities

                  The Yacktman Fund may not purchase or write (sell) put or call options, but The Yacktman Focused Fund may purchase and write put and call options on stocks. The Yacktman Focused Fund may purchase put options on specific stocks to hedge against losses caused by declines in the prices of stocks in its portfolio, and may purchase call options on specific stocks to realize gains if the prices of the stocks increase. The Yacktman Focused Fund may write (sell) put options on specific stocks to generate income. The Yacktman Focused Fund will only write put options if it is willing to purchase the stock at the exercise price. The Yacktman Focused Fund may write call options on specific stocks to generate income and to hedge against losses caused by declines in the prices of stocks in its portfolio.

                  When writing a put option and receiving a premium payment, The Yacktman Focused Fund may become obligated during the term of the option to purchase the security underlying the option at a specific price (exercise price). This event is unlikely to occur unless the market price of such security is less than the exercise price. To cover its obligation, The Yacktman Focused Fund will maintain with its custodian cash or liquid securities equal in value to the exercise price. When purchasing a put option, The Yacktman Focused Fund has the right, in return for a premium paid, during the term of the option, to sell the security underlying the option at the exercise price. If a put option which The Yacktman Focused Fund has purchased is not exercised, the option will become worthless on the expiration date, and The Yacktman Focused Fund will realize a loss in the amount of the premium paid, plus commission costs. The stocks underlying put options purchased by The Yacktman Focused Fund need not be stocks in The Yacktman Focused Fund's portfolio if the Adviser believes that the put options purchased can provide an effective hedge for stocks held by The Yacktman Focused Fund. However in such situations, there may be an imperfect correlation between movements in the prices of the stocks underlying the put options and movements in the prices of the stocks held by The Yacktman Focused Fund. It is possible that The Yacktman Focused Fund could suffer losses on both the put options it purchases and on the stocks held in its portfolio.

                  When writing a call option and receiving a premium payment, The Yacktman Focused Fund may become obligated during the term of the option to sell the security underlying the option at a specific price (exercise price). This event is unlikely to occur unless the market price of such security is greater than the exercise price. If the call is exercised, The Yacktman Focused Fund forgoes any gain from an increase in the market price over the exercise price. Writing calls is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, The Yacktman Focused Fund mitigates the effects of a price decline. To cover its obligation The Yacktman Focused Fund will maintain with its custodian the security subject to the call option. When purchasing a call option, The Yacktman Focused Fund has the right, in return for a premium paid, during the term of the option to purchase the security underlying the option at the exercise price. If a call option which The Yacktman Focused Fund has purchased is not exercised, the option will become worthless on the expiration date.

                  No assurances can be given that a market will exist at all times for all outstanding options purchased or sold by The Yacktman Focused Fund. If no such market exists, The Yacktman Focused Fund would be unable to realize its profits or limit its losses until it could exercise the options it holds and it would remain obligated until the options it wrote were exercised or had expired.

                  When The Yacktman Focused Fund wishes to terminate The Yacktman Focused Fund's obligation with respect to a put or call option it has written, The Yacktman Focused Fund may effect a "closing purchase transaction." The Yacktman Focused Fund accomplishes this by buying a put or call option, as applicable, of the same series as the put or call option previously written by The Yacktman Focused Fund. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When The Yacktman Focused Fund is the holder of a put or call option, it may liquidate its position by effecting a "closing sale transaction." The Yacktman Focused Fund accomplishes this by selling a put or call option, as applicable, of the same series as the put option previously purchased by The Yacktman Focused Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

                  The Yacktman Focused Fund will realize a gain (or a loss) on a closing purchase transaction with respect to an option previously written by it if the premium, plus commission costs, paid by The Yacktman Focused Fund to purchase the option is less (or greater) than the premium, less commission costs, received by The Yacktman Focused Fund on the sale of the option. The Yacktman Focused Fund will realize a gain (or a loss) on a closing sale transaction with respect to an option previously purchased by it if the premium, less commission costs, received by The Yacktman Focused Fund on the sale of the option is greater (or less) than the premium, plus commission costs, paid by The Yacktman Focused Fund to purchase the option.

                  Exchanges generally have established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which The Yacktman Focused Fund may buy or sell; however, the Adviser intends to comply with all limitations.

Portfolio Turnover


                  The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly higher transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to stockholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.


Lending Securities

                  For income purposes, a Fund may lend its portfolio securities. The Funds' investment restrictions provide that no such loan may be made if thereafter more than 30% of the value of a Fund's total assets would be subject to such loans. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, a Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

                  Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the Funds' custodian in the form of cash and/or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value shall become less than the market value of the loaned securities. Because there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.

                  The borrower, upon notice, must deliver the loaned securities within three business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal. In making such loans, a Fund may utilize the services of a loan broker and pay a fee for these services. A Fund may incur additional custodian fees for services in connection with the lending of securities.

Borrowing

                  The Yacktman Focused Fund may borrow money for investment purposes. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of The Yacktman Focused Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of The Yacktman Focused Fund when it leverages its investments will increase more when The Yacktman Focused Fund's assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, The Yacktman Focused Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Act, The Yacktman Focused Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amount borrowed. If, at any time, the value of The Yacktman Focused Fund's assets should fail to meet this 300% coverage test, The Yacktman Focused Fund within three business days will reduce the amount of The Yacktman Focused Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

                        DETERMINATION OF NET ASSET VALUE

                  The net asset value of the Funds will normally be determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. Each Fund's net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.


                  Securities that are traded on a recognized stock exchange (other than on The NASDAQ Stock Market, Inc.) are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on The NASDAQ Stock Market, Inc. (collectively, "Nasdaq-traded securities") are valued at the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Put options are valued at the last sales price on the valuation date if the last sales price is between the closing bid and asked prices. Otherwise, put options are valued at the mean of the closing bid and asked prices. Debt securities (other than short-term instruments) are valued at the mean between the "bid" and

"asked" prices determined by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a price is significantly different from the previous day's price.


                  Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors pursuant to procedures established by and under the supervision of the Board of Directors. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

                  The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds' stockholders. The Funds will not receive any compensation for providing this information. The Funds' Chief Compliance Officer will report annually to the Board of Directors with respect to compliance with the Funds' portfolio holdings disclosure procedures.

                  The officers of the Funds receive reports on a regular basis as to any purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The officers of the Funds will report to the Board of Directors any such unusual trading in shares of the Funds.

                  There may be instances where the interests of the Funds' shareholders respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Funds. In such situations, the Board of Directors will be afforded the opportunity to determine whether or not to allow such disclosure.

Fund Service Providers

                  The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds' portfolio holdings. As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an

"insider" from trading on the information and (2) has a duty of confidence to the Funds because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that the Funds expect that the recipient will maintain its confidentiality. Due to the non-contractual nature of this duty of confidentiality, there is some uncertainty that the Funds will be able to enforce this duty. The third party service providers to whom the Funds provide non-public portfolio holdings information are the Adviser and the Funds' administrator, independent registered public accountants and custodian. The Funds may also provide non-public portfolio holdings information to Funds' financial printer in connection with the preparation, distribution and filing of the Funds' financial reports and public filings.

Rating and Ranking Organizations

                  The Funds' Board of Directors has determined that the Funds may provide their portfolio holdings to the rating and ranking organizations listed below on either a monthly or quarterly basis (as determined by the officers in their discretion).

                           Morningstar, Inc.
                           Lipper, Inc.
                           Standard & Poor's Ratings Group
                           Bloomberg L.P.

                  The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the stockholders of the Funds to provide them with non-public portfolio holdings information. Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Funds or to trade against the Funds to the detriment of other stockholders of the Funds. However, the Funds will not provide this information until such information is at least 15 calendar days old, after which time the disclosure of such non-public portfolio holdings should not be problematic. Also, as noted above, the officers of the Funds receive and review reports on a regular basis as to any purchases and redemptions of shares of the Funds to determine if there is any unusual trading in shares of the Funds. The Funds will not pay these organizations.

Website Disclosure

                  The Funds publish their portfolio holdings on either a monthly or a quarterly basis (as determined by the officers in their discretion) on their website (www.yacktman.com). This information is updated at least 15 calendar days following the end of the applicable period. It is available to anyone that visits the website.

                      DIRECTORS AND OFFICERS OF THE COMPANY

Management Information

                  As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors. (The Yacktman Fund and The Yacktman Focused Fund are the only mutual funds in a "fund complex", as such term is defined in the Act.) The name, age, address, principal occupations during the past five years, and other information with respect to each of the directors and officers of the Company are as follows:



                                                                                                            Number
                                                                                                            of
                                                                                                            Portfolios
                                                                                                            in the
                                                        Term of                                             Fund
                                                        Office and                                          Complex    Other
                                          Position(s)   Length of                                           Overseen   Directorships
                                          Held with     Time                 Principal Occupation(s)        by         Held by
Name, Address, and Age                    the Funds     Served               During Past 5 Years            Director   Director
----------------------                    ---------     ------               -------------------            --------   --------

"Disinterested Persons" of the Funds

Bruce B. Bingham                          Director      Indefinite, until    Mr. Bingham has been a            2          None
Age:  58                                                successor elected    partner in Hamilton Partners,
Address:                                                                     a real estate development firm,
c/o Yacktman Asset Management Co.                       8 years              for more than five years.
6300 Bridgepoint Parkway
Building One, Suite 320
Austin, Texas 78730


                                                                                                            Number
                                                                                                            of
                                                                                                            Portfolios
                                                                                                            in the
                                                        Term of                                             Fund
                                                        Office and                                          Complex    Other
                                          Position(s)   Length of                                           Overseen   Directorships
                                          Held with     Time                 Principal Occupation(s)        by         Held by
Name, Address, and Age                    the Funds     Served               During Past 5 Years            Director   Director
----------------------                    ---------     ------               -------------------            --------   --------


Albert J. Malwitz                         Director      Indefinite, until    Mr. Malwitz has been owner        2          None
Age:  70                                                successor elected    and chief executive officer
Address:                                                                     of Arlington Fastener Co., a
c/o Yacktman Asset Management Co.                       8 years              manufacturer and distributor of
6300 Bridgepoint Parkway                                                     industrial fasteners, for more
Building One, Suite 320                                                      than five years.
Austin, Texas 78730

George J. Stevenson, III                  Director      Indefinite, until    Mr. Stevenson has been President  2          None
Age:  67                                                successor elected    of Stevenson & Company, a
Address:                                                                     registered business broker, and
c/o Yacktman Asset Management Co.                       8 years              President of Healthmate Products
6300 Bridgepoint Parkway                                                     Co., a fruit juice concentrate
Building One, Suite 320                                                      manufacturing company, for more
Austin, Texas 78730                                                          than five years.


                                                                                                            Number
                                                                                                            of
                                                                                                            Portfolios
                                                                                                            in the
                                                        Term of                                             Fund
                                                        Office and                                          Complex    Other
                                          Position(s)   Length of                                           Overseen   Directorships
                                          Held with     Time                 Principal Occupation(s)        by         Held by
Name, Address, and Age                    the Funds     Served               During Past 5 Years            Director   Director
----------------------                    ---------     ------               -------------------            --------   --------

"Interested Persons" (as defined in the Act) of the Funds:

Donald A. Yacktman                     Director         Director:            Mr. Yacktman has been the         2          None
Age:  65                               President        Indefinite, until    President of the Adviser
Address:                               Treasurer        successor elected    since April, 1992.  Mr. Yacktman
c/o Yacktman Asset Management Co.                       15 years             is an Interested Person of the
6300 Bridgepoint Parkway                                                     Funds because of his affiliation
Building One, Suite 320                                 Officer:             with the Adviser.
Austin, Texas 78730                                     One year term
                                                        15 years

Stephen Yacktman                       Vice President   One year term        Mr. Yacktman has been Vice         2          None
Age:  37                               Secretary        4 years              President of the Adviser for
Address:                                                                     more than five years.  Mr.
c/o Yacktman Asset Management Co.                                            Yacktman is an Interested Person
6300 Bridgepoint Parkway                                                     of the Funds because of his
Building One, Suite 320                                                      affiliation with the Adviser.
Austin, Texas 78730

Kent Arnett                            Vice President   One year term        Mr. Arnett has been Vice           2          None
Age: 66                                Chief            2 years              President of the Adviser for
Address:                               Compliance                            two years.  Prior to joining the
c/o Yacktman Asset Management Co.      Officer                               Adviser, Mr. Arnett was a Vice
6300 Bridgepoint Parkway                                                     President for JPMorgan Chase
Building One, Suite 320                                                      Bank since 1987.  Mr. Arnett is
Austin, Texas 78730                                                          an Interested Person of the Funds
                                                                             because of his affiliation with
                                                                             the Adviser.

Committees


                  The Company has an Audit Committee whose members are Messrs. Bingham, Malwitz and Stevenson. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent registered public accountants to be retained to perform the annual audit, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' independent registered public accountants and financial records. The Audit Committee met once in fiscal 2006.


                  The Company's Board of Directors has no other committees.

Compensation


                  The Funds' standard method of compensating directors is to pay each disinterested director an annual fee of $10,000 for services rendered, including attending meetings of the Board of Directors. The Funds also may reimburse their directors for travel expenses incurred in order to attend meetings of the Board of Directors. For the fiscal year ended December 31, 2006 the disinterested directors received aggregate fees of $30,000. The table below sets forth the compensation paid by the Funds to each of the current directors of the Company during the fiscal year ended December 31, 2006.


                               COMPENSATION TABLE



                                                                                                                         Total
                                          Aggregate              Pension or Retirement         Estimated Annual      Compensation
               Name of                   Compensation      Benefits Accrued As Part of Funds    Benefits Upon        From Company
               Person                    from Company                   Expenses                  Retirement       Paid to Directors
               ------                    ------------                   --------                  ----------       -----------------

Disinterested Persons of the Funds

Bruce B. Bingham                           $10,000                         $0                         $0                $10,000

Albert J. Malwitz                          $10,000                         $0                         $0                $10,000

George J. Stevenson, III                   $10,000                         $0                         $0                $10,000

Interested Persons of the Funds

Donald A. Yacktman                            $0                           $0                         $0                  $0


Code of Ethics

                  The Company and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund until the Funds have completed their purchases or sales.

Proxy Voting Policy

                  General Voting Policy. Each Fund has delegated proxy voting decisions on securities held in the Fund's portfolio to the Adviser. The Adviser has adopted a Proxy Voting Policy (the "Proxy Voting Policy") that sets forth its proxy voting policy and related procedures and guidelines. When the Adviser votes proxies for the Funds, the Adviser makes voting decisions consistent with the "economic best interests" of the Funds and reviews each proxy on a case by case basis, with the final decision based on the merits. Consistent with its duty of care the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Funds invest.

                  Conflict of Interest. There may be instances where the interests of the Adviser may conflict or appear to conflict with the interests of a Fund. In such situations the Adviser will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with the Proxy Voting Policy, but only after disclosing any such conflict to the Company's Board of Directors prior to voting and affording such Fund the opportunity to direct the Adviser in the voting of such securities.

                  Proxy Voting Records. Information on how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ended June 30 is available by calling 800-356-6356 or on the website of the Securities and Exchange Commission at http://www.sec.gov.

                                    Proxy   Guidelines.   Set  forth  below  are
                  guidelines that the Adviser uses for voting on specific issues:

     1.   Routine  Matters - The Adviser  will tend to vote with  management  on
          most  routine  matters,   although  it  reserves  the  right  to  vote
          otherwise. A partial list includes:

          a.   Board of Directors;

               1.   Election of Directors;
               2.   Independence of Directors;
               3.   Separate offices of Chairperson and Chief Executive Officer;
               4.   Limiting personal liability; and
               5.   Board's composition and size.

          b.   Scheduling of annual meetings;
          c.   Appointment of auditors;
          d.   Increase in authorized common stock;
          e.   Reincorporation;
          f.   Employee stock purchase plans;
          g.   Charitable, political, or educational contributions; and
          h.   Business operations in foreign countries.

     2. Social, Environmental or Political Proposals - The economic interest of the client is the foremost consideration in the evaluation of these proposals. The Adviser will tend to vote with management on most of the following issues:

          a.   High-Performance workplace practices;
          b.   Restrictive energy or environmental proposals;
          c.   Restrictions on military contracting;
          d.   Limitations on the marketing of controversial products; and
          e. Limiting or restricting business in countries as a protest against political and moral practices in those countries.

     3. Stockholder Sovereignty - The Adviser will tend to vote against any proposal that limits stockholder influence on management or adversely affects the potential value to be received by stockholders. Issues in this category would include:

          a.   Confidential proxy voting practices;
          b.   Elimination of cumulative voting;
          c.   Greenmail;
          d.   "Poison Pills" or "Golden Parachutes";
          e. Executive compensation plans that exceed the requirement necessary to attract and retain qualified and skilled managers, that are excessively generous, that lack clear and challenging performance goals or that adversely affect employee productivity and morale;
          f. The issuance of securities contingent on a corporate reorganization that offers special voting rights, is dilutive, or in general is not designed to enhance stockholder value; and
          g.   Stock option plans.

Share Ownership


                  As of March 31, 2007, all officers and directors of the Company as a group beneficially owned 184,629 shares of The Yacktman Fund or 0.72% of the then outstanding shares. At such date, (1) National Financial Services Corp., c/o Fidelity Investments, 200 Liberty Street Lobby 5, New York, New York 10281, owned of record 9,475,259 shares of The Yacktman Fund or 45.88% of the then outstanding shares; (2) Charles Schwab & Co., 101 Montgomery Street, San Francisco, California 94104, owned of record 3,998,893 shares of The Yacktman Fund or 19.36% of the then outstanding shares; (3) Pershing, LLC, P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 1,701,049 shares of the Yacktman Fund or 8.24% of the then outstanding shares; (4) Prudential Investment Management, 3 Gateway Center, Suite 11, Newark, New Jersey 07102, owned of record 1,271,723 shares of The Yacktman Fund or 6.16% of the then outstanding shares; and (5) National Investor Services, 55 Water Street, 32th Floor, New York, New York 10041, owned of record 1,071,601 shares of The Yacktman Fund or 5.19% of the then outstanding shares. All of the shares owned by National Financial Services Corp., Charles Schwab & Co., Pershing, LLC, Prudential Investment Management and National Investor Services were owned of record only. Other than the foregoing, The Yacktman Fund was not aware of any person who, as of March 31, 2007, owned of record or beneficially 5% or more of the shares of The Yacktman Fund.

                  As of March 31, 2007, all officers and directors of the Company as a group beneficially owned 441,984 shares of The Yacktman Focused Fund or 9.06% of the then outstanding shares. At such date, (1) Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, owned of record 1,876,322 shares of The Yacktman Focused Fund or 38.48% of the then outstanding shares; and (2) National Financial Services Corp., c/o Fidelity Investments, 200 Liberty Street Lobby 5, New York, New York 10281, owned of record 1,065,910 shares of The Yacktman Focused Fund or 21.86% of the then outstanding shares. All of the shares owned by Charles Schwab & Co. and National Financial Services Corp. were owned of record only. Other than the foregoing, The Yacktman Focused Fund was not aware of any person who, as of March 31, 2007, owned of record of beneficially 5% or more of the shares of The Yacktman Focused Fund.

                  The following table sets forth the dollar range of equity securities beneficially owned by each current director in The Yacktman Fund and in The Yacktman Focused Fund, as of December 31, 2006, which is also the valuation date:




                               Dollar Range of              Dollar Range of                 Dollar Range of
                               Equity Securities in         Equity Securities in            Equity Securities in
Name of Director               The Yacktman Fund            The Yacktman Focused Fund       All Funds*
----------------               -----------------            -------------------------       ----------

Disinterested Persons

Bruce B. Bingham               Over $100,000                None                            Over $100,000

Albert J. Malwitz              Over $100,000                Over $100,000                   Over $100,000

George J. Stevenson, III       $50,001-$100,00              $50,001-$100,000                Over $100,000

Interested Persons

Donald A. Yacktman             None                         Over $100,000                   Over $100,000



* The Funds form a "Family of Investment Companies" as defined in the Act and are the only funds in the Family of Investment Companies.




              INVESTMENT ADVISER, ADMINISTRATOR AND FUND ACCOUNTANT


Investment Adviser

                  The investment adviser to the Funds is Yacktman Asset Management Co., 6300 Bridgepoint Parkway, Building One, Suite 320, Austin, Texas 78730. Pursuant to the investment advisory agreements entered into between the Company, on behalf of each of the Funds, and the Adviser (each an "Advisory Agreement", and, collectively, the "Advisory Agreements"), the Adviser furnishes continuous investment advisory services to each of the Funds. The Adviser is controlled by Donald A. Yacktman, its President and sole stockholder.

                  The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage." None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

                  The Adviser supervises and manages the investment portfolios of the Funds and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds' investment portfolios. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays the salaries and fees of all officers (other than a portion of the Chief Compliance Officer's salary) and directors of the Funds (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives a monthly fee from The Yacktman Fund based on The Yacktman Fund's average daily net assets at the annual rate of .65 of 1% on the first $500,000,000 of average daily net assets, .60 of 1% on the next $500,000,000 of average daily net assets and .55 of 1% on average daily net assets in excess of $1,000,000,000, and a monthly fee from The Yacktman Focused Fund based on The Yacktman Focused Fund's average daily net assets at the annual rate of 1% on average daily net assets.

                  The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing the registration statement required under the Securities Act and any amendments thereto, the expense of registering shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not Interested Persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.


                  The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Funds. Additionally, the Adviser has voluntarily agreed to reimburse The Yacktman Focused Fund to the extent aggregate annual operating expenses as described above exceed specified percentages of such Fund's daily net assets as set forth in the Prospectus. For the fiscal year ended December 31, 2006 such specified percentage was 1.25%. The Funds monitor their expense ratios on a monthly basis. If the accrued amount of the expenses of either Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay each Fund the amount of such difference), subject to adjustment month by month during the balance of each Fund's fiscal year if accrued expenses thereafter fall below this limit.

                  For services provided by the Adviser under the applicable Advisory Agreement for the fiscal years ended December 31, 2006, 2005 and 2004, The Yacktman Fund paid the Adviser $2,564,940, $2,906,523 and $2,247,883, respectively. The Adviser was not required to reimburse The Yacktman Fund for excess expenses during such years. For services provided by the Adviser under the applicable Advisory Agreement for the fiscal years ended December 31, 2006, 2005 and 2004, The Yacktman Focused Fund paid the Adviser $796,658, $956,361 and $1,046,573, respectively, and the Adviser reimbursed The Yacktman Focused Fund $84,113, $67,042 and $88,108, respectively, for excess expenses.


                  Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the applicable Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned.


Administrator

                  Effective as of December 31, 2006, U.S. Bancorp Funds Services, LLC (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., serves as administrator and fund accountant to the Funds, subject to the overall supervision of the
Company's Board of Directors. Pursuant to a Fund Administration Servicing Agreement (the "Administration Agreement"), the Administrator provides certain administrative services to the Funds. These services include, but are not limited to, the following: acting as a liaison among the Funds' service providers; coordinating the Company's Board of Directors communications; maintaining and managing a regulatory compliance calendar; preparing and filing appropriate state securities law filings; maintaining state registrations; preparing and filing annual and semiannual reports on Forms N-CSR, N-PX, N-Q and N-SAR; preparing financial reports for officers, shareholders, tax authorities and independent registered public accountants; monitoring expense accruals; and preparing monthly financial statements.

                  For the foregoing, the Administrator receives from the Funds a fee, paid monthly at an annual rate of 0.03% of the first $300,000,000 of the Funds' average net assets, 0.025% of the next $200,000,000 of the Funds' average net assets, and 0.01% of the Funds average net assets in excess of $500,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $25,000.

                  Prior to December 31, 2006, UMB Fund Services, Inc. ("UMB"), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, served as administrator and fund accountant to the Funds. For administrative services, UMB received from The Yacktman Fund a fee, computed daily and payable monthly, based on The Yacktman Fund's average daily net assets at the annual rate of .15 of 1% on the first $50,000,000 of average daily net assets, .05 of 1% on the next $50,000,000 of average daily net assets and .025 of 1% on average daily net assets in excess of $100,000,000. And for fund accounting services, UMB received from The Yacktman Fund a fee, computed daily and payable monthly, based on The Yacktman Fund's average daily net assets at the annual rate of $20,000 on the first $100,000,000 of average daily net assets, .010% on the next $100,000,000 of average daily net assets, and .005% of average daily net assets in excess of $200,000,000. For administrative and fund accounting services, The Yacktman Focused Fund paid UMB a fee, computed daily and payable monthly, at the annual rate of .05% of The Yacktman Focused Fund's average daily net assets, subject to a minimum annual fee of $50,000.

                  The Administration Agreement will remain in effect as long as its continuance is approved at least annually by the Board of Directors of the Company and the Administrator. The Administration Agreement may be terminated on not less than 90 days' notice, without the payment of any penalty, by the Board of Directors of the Company or by the Administrator. During the fiscal year ended December 31, 2006, the Funds did not pay any fees to U.S. Bancorp Fund Services, LLC pursuant to the Administration Agreement. For the fiscal years ended December 31, 2006, 2005 and 2004, The Yacktman Fund paid UMB $213,382, $229,147 and $198,749, respectively, pursuant to the administration agreement with UMB. For the fiscal years ended December 31, 2006, 2005 and 2004, The Yacktman Focused Fund paid UMB $50,000, $50,000 and $52,328, respectively, pursuant to the administration agreement with UMB.


                  The Advisory Agreements and the Administration Agreement provide that the Adviser and the Administrator, as the case may be, shall not be liable to the Funds or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements and the Administration Agreement also provide that the Adviser and the Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.


Fund Accountant



                  Effective as of December 31, 2006, the Funds entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly from the Funds at an annual rate of 0.03% of the first $300,000,000 of the Funds' average net assets, 0.025% of the next $200,000,000 of the Funds' average net assets, and 0.01% of the Funds average net assets in excess of $500,000,000. U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. During the fiscal year ended December 31, 2006, the Funds did not pay any fees to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement.

                               PORTFOLIO MANAGERS


                  The sole investment adviser to the Funds is Yacktman Asset Management Co. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2006.




                                     Number of Other Accounts Managed and Total             Number of Accounts and Total Assets for
                                                Assets by Account Type                      Which Advisory Fee is Performance-Based
                                                ----------------------                      ---------------------------------------
                                  Registered       Other Pooled                       Registered      Other Pooled
                                  Investment       Investment         Other           Investment      Investment          Other
Name of Portfolio Managers        Companies        Vehicles           Accounts        Companies       Vehicles            Accounts
--------------------------        ---------        --------           --------        ---------       --------            --------

Donald A. Yacktman                    1                --                38               --              --                 --

                                 $16,746,871           $--           $68,792,556         $--             $--                 $--
Stephen Yacktman                     --                 2                10               --              --                 --

                                     $--          $362,717,217       $35,359,353         $--             $--                 $--


                  The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.



                  The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2006.




                                                                               Method Used to Determine Compensation
                               Form of           Source of                     (Including Any Differences in Method
Name of Portfolio Managers     Compensation      Compensation                  Between Account Types)
--------------------------     -------------     -------------                 ----------------------

Donald A. Yacktman              Salary/Bonus     Yacktman Asset Management Co.     Donald Yacktman receives compensation that is a
                                                                                   combination of salary and a bonus based on the
                                                                                   profitability of Yacktman Asset Management Co.,
                                                                                   the Adviser.

Stephen Yacktman                Salary/Bonus     Yacktman Asset Management Co.     Stephen Yacktman receives compensation that is a
                                                                                   combination of salary and a bonus based on the
                                                                                   profitability of Yacktman Asset Management Co.,
                                                                                   the Adviser.


Donald A. Yacktman does not beneficially own any shares of the Yacktman Fund. The dollar range of shares of the Yacktman Focused Fund beneficially owned by Donald A. Yacktman is over $1,000,000. Stephen Yacktman does not beneficially own any shares of the Yacktman Fund. The dollar range of shares of the Yacktman Focused Fund beneficially owned by Stephen Yacktman is $500,001-$1,000,000.


                               EXCHANGE PRIVILEGE


                  Investors may exchange shares of either Fund having a value of $1,000 or more for shares of the First American Funds Prime Obligations Fund or the First American Funds Tax Free Obligations Fund (each a "First American Fund", and collectively the "First American Funds") at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Funds at net asset value. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Funds or the Adviser of, an investment in any of the First American Funds. Any investor who considers making such an investment through the exchange privilege should obtain and review the Prospectus of the applicable First American Fund before exercising the exchange privilege. There is a five dollar ($5) fee for each telephone exchange, and no fee for a written exchange.


                  The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Funds or (ii) the proceeds from redemption of the shares of the applicable First American Fund are not immediately reinvested in shares of the Funds or another First American Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

                  For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

                                   REDEMPTIONS

                  Frequent purchases and redemptions of any of the Funds' shares by a shareholder may harm other shareholders of that Fund by interfering with the efficient management of that Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.
Because there may be less liquidity in the stocks of small capitalization companies in which the Funds may invest, the Funds may be subject to greater risk of market timing activities than if the Funds invested only in large capitalization companies.

                  The Board of Directors has adopted the market timing policies and procedures below to discourage frequent purchases and redemptions of each Fund's shares.

     o Each Fund reserves the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that a Fund believes might engage in frequent purchases and redemptions of that Fund's shares based on any unusual trading activity by such investor and/or such investor's trading history.

     o Each Fund imposes a 2% redemption fee on redemptions that occur less than thirty calendar days after purchase. Any proceeds of the fee will be credited to the assets of the appropriate Fund.

                  The redemption fee will not apply to (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares held in retirement plans (other than IRAs), or (3) shares redeemed through any systematic withdrawal plans, but otherwise applies to all investors in the Funds, including those that invest through omnibus accounts at intermediaries such as broker-dealers. The Funds also impose a 2% exchange fee on the value of shares exchanged less than thirty calendar days after purchase.

                  Many financial intermediaries do not have the systems capability to collect or track accurately the redemption fee due from the underlying account owners. Until these systems limitations are resolved, the Funds reserve the right to waive their redemption fee for these intermediaries. If inappropriate trading is detected in an omnibus account registered in the name of a nominee, financial intermediary or plan sponsor, a Fund may request that the nominee, financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in frequent or short-term trading. If inappropriate trading recurs, a Fund may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

                  In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder's holdings will be viewed on a "first in/first out" basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange.

                  The Funds reserve the right to suspend redemptions during any period when the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and to postpone redemptions for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for a Fund to dispose of its securities or fairly to determine the value of its net assets.

                  Each of the Funds has reserved the right to pay the redemption price of its shares in assets other than cash. In accordance with Rule 18f-1 under the Act, the Company has filed Form N-18F-1 with the Securities and Exchange Commission pursuant to which each Fund has committed to pay in cash all requests for redemption by any stockholder of record, limited in amount with respect to each stockholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of the ninety-day period.

                           SYSTEMATIC WITHDRAWAL PLAN

                  An investor who owns shares of a Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals through redemption of shares of such Fund. To establish the Systematic Withdrawal Plan, the investor deposits shares of the Funds with the Company and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Funds is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

                  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions can be made monthly or quarterly on any day the investor chooses or, if that day is a weekend day or a holiday, on the following business day. The Funds recommend that investors participating in the Systematic Withdrawal Plan elect to reinvest all income dividends and capital gains distributions payable on the shares held in their accounts in additional shares of the Funds, at net asset value. Investors may deposit additional shares in their accounts at any time.

                  Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the applicable Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

                  The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC in writing prior to the 15th day of the month preceding the next payment. The Funds may terminate the Systematic Withdrawal Plan at any time.

                      AUTOMATIC INVESTMENT PLAN, TELEPHONE
                         PURCHASES AND RETIREMENT PLANS

Automatic Investment Plan

                  The Funds offer an Automatic Investment Plan whereby an investor may automatically make purchases of shares of the Funds on a regular, convenient basis ($100 minimum per transaction). A $500 minimum initial investment must be met before the Automatic Investment Plan may be established. Under the Automatic Investment Plan, an investor's designated bank or other financial institution debits a preauthorized amount on the investor's account each month (up to four times per month as long as there are seven days between each debit) and applies the amount to the purchase of shares of the Funds. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). No service fee is currently charged by the Funds for participating in the Automatic Investment Plan. A $25 fee will be imposed by U.S. Bancorp Fund Services, LLC for any Automatic Investment Plan purchase that cannot be completed. Applications to establish the Automatic Investment Plan are available from the Funds. Investors who wish to make a change in investments made through an automatic investment plan may do so by calling U.S. Bancorp Fund Services, LLC at 1-800-457-6033.

Telephone Purchases

                  An investor may make additions to the investor's account by telephone ($100 minimum) using the investor's bank account to clear the purchase via electronic funds transfer ("EFT"). Only bank accounts held at domestic financial institutions that are ACH members can be used for telephone transactions. Telephone transactions may not be used for initial purchases of shares of the Funds. Fund shares will be purchased at the net asset value determined as of the close of trading on the date that an investor places an order, if the call is received prior to the close of trading on that day. Most transfers are completed within one business day. No fee is currently charged for this service. To establish the telephone purchase option, please complete the appropriate section of the purchase application. Inquiries concerning this option may be directed to U.S. Bancorp Fund Services, LLC at 1-800-457-6033.

Retirement Plans

                  The Funds offer the following retirement plans that may be funded with purchases of shares of the Funds and may allow investors to shelter some of their income from taxes:

         Individual Retirement Account ("IRA")

                  Individual stockholders may establish their own tax-sheltered Individual Retirement Accounts ("IRA"). The minimum initial investment for an IRA is $500. The Funds currently offer a prototype IRA plan and a prototype Roth IRA plan. There is currently no charge for establishing an account, although there is an annual maintenance fee. (See the applicable IRA Custodial Agreement and Disclosure Statement for a discussion of the annual maintenance fee, other fees associated with the account, eligibility requirements and related tax consequences.)

         Simplified Employee Pension Plan ("SEP-IRA")

                  The Funds also offer a Simplified Employee Pension ("SEP") plan for employers, including self-employed individuals, who wish to purchase shares of the Funds with tax-deductible contributions. Under the SEP plan, employer contributions are made directly to the IRA accounts of eligible participants.

         Savings Incentive Match Plan for Employees of Small Employers
("SIMPLE")

                  The Funds also offer a SIMPLE plan for employers, including self-employed individuals, with 100 or fewer employees who wish to purchase shares of the Funds with tax-deductible contributions. A SIMPLE plan allows employees to elect to reduce their compensation and have such amounts contributed to the plan. Under the SIMPLE plan, employer and employee contributions are made directly to the SIMPLE IRA accounts of eligible participants.

         Defined Contribution Retirement Plan (Keogh or Corporate Profit-sharing and Money-Purchase Plans)

                  A prototype defined contribution retirement plan is available for employers, including self-employed individuals, who wish to purchase shares of the Funds with tax-deductible contributions.

         Cash or Deferred 401(k) Plan

                  A prototype cash or deferred 401(k) arrangement is also available as part of the Defined Contribution Retirement Plan for employers who wish to allow employees to elect to reduce their compensation and have such amounts contributed to the plan.

         Coverdell Education Savings Account

                  The Funds also offer a Coverdell Education Savings Account (an "Education IRA"). While contributions to the Education IRA are not tax deductible when made, if amounts contributed and earnings thereon are used for certain educational purposes, neither the contributor nor the beneficiary of the Education IRA are taxed upon distribution. The minimum initial investment for an Education IRA is $500.

                  A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from the Funds upon request. The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting the IRA. Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Funds be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.

                                    CUSTODIAN

                  U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Funds. As such, U.S. Bank, N.A. holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to stockholders. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., acts as each Fund's transfer agent and dividend disbursing agent.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds. As such PricewaterhouseCoopers LLP performs an audit of each Fund's financial statements and considers each Fund's internal control structure.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  The Funds' securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Board of Directors of the Company. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. Many of these transactions involve payment of a brokerage commission by the Funds. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.


                  In allocating  brokerage  business for the Funds,  the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, market quotations, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion. For the fiscal years ended December 31, 2006, 2005 and 2004, The Yacktman Fund paid brokerage
commissions  of  $209,057,   $97,172  and  $285,967,   respectively,
on  total   transactions  of   $118,603,228,   $63,839,704   and   $148,712,130,
respectively. During the fiscal year ended December 31, 2006, The Yacktman Fund paid brokerage commissions of $50,900 on transactions of $30,522,501 to brokers who provided research services to the Adviser. For the fiscal years ended December 31, 2006, 2005 and 2004, The Yacktman Focused Fund paid brokerage commissions of $59,698, $13,350 and $104,360, respectively, on total transactions of $37,247,139, $8,990,592 and $55,754,871, respectively. During the fiscal year ended December 31, 2006, The Yacktman Focused Fund paid brokerage commissions of $16,525 on transactions of $9,786,092 to brokers who provided research services to the Adviser.


                                      TAXES

                  Each Fund annually will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund failing to qualify would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

                  Each Fund intends to distribute all of its net investment income and net capital gain each fiscal year. Dividends from net investment income (including short-term capital gain) are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whereas distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders, whether received in cash or in additional shares of the respective Fund. A portion of the Funds' income distributions may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

                  From time to time the Funds may elect to treat a portion of earnings and profits included in stockholder redemptions as part of the Funds' dividends paid deduction.

                  Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor even though it results in a return of capital to the investor.

                  Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of such capital gain or loss will depend upon the stockholder's holding period. However, if a loss is realized on shares held for six months or less, and the tockholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

                  Investors may also be subject to state and local taxes.

                  Each Fund will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish such Fund with his or her correct social security number or other tax identification number

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.

                              STOCKHOLDER MEETINGS

                  The Maryland General Corporation Law permits registered investment companies, such as the Funds, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

                  The Company's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Funds; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange
Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

                  The Company's authorized capital consists of 1,000,000,000 shares of Common Stock, $0.0001 par value. The Common Stock is divisible into an unlimited number of "series," each of which is a separate fund. Stockholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and, in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

                  Shares of Common Stock are redeemable and are transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock.

                  Pursuant to the Company's Articles of Incorporation, the Board of Directors may classify or reclassify any unissued shares of the Funds and may designate or redesignate the name of any outstanding class of shares of the Funds. As a general matter, shares are voted in the aggregate and not by class, except where class voting is required by Maryland law or the Act (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any class of the Funds' shares, together with all income, earnings, profits and proceeds thereof, belong to that class and are charged with the liabilities in respect of that class and of that class' share of the general liabilities of the Funds in the proportion that the total net assets of the class bear to the total net assets of all classes of the Funds' shares. The net asset value of a share of any class is based on the assets belonging to that class less the liabilities charged to that class, and dividends may be paid on shares of any class of Common Stock only out of lawfully available assets belonging to that class. In the event of liquidation or dissolution of the Funds, the holders of each class would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that class.

                        DESCRIPTION OF SECURITIES RATINGS

                  Up to 10% of the net assets of each of The Yacktman Fund and The Yacktman Focused Fund may be invested in convertible debt securities and low-rated securities. Otherwise, the Funds have no restrictions regarding the rating or credit quality of the fixed income or convertible securities that they may purchase and hold in their portfolios. The Funds may invest in commercial paper and commercial paper master notes rated A-2 or better by Standard & Poor's or P-2 by Moody's. A brief description of the ratings symbols and their meanings follows.

                  Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

               I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

               II.  Nature of and provisions of the obligation;

               III. Protection   afforded  by,  and  relative  position  of  the
                    obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

Investment Grade

                  AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                  BBB - Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

                  Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-` rating.

                  B - Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-` rating.

                  CCC - Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-` rating.

                  CC - Debt rated `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

                  C - Debt rated `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-` debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  CI - The rating `CI' is reserved for income bonds on which no interest is being paid.

                  D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  Moody's Bond Ratings.

Investment Grade

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Speculative Grade

                  Ba - Bonds  which are rated Ba are judged to have  speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2.   Capacity  for  timely   payment  on  issues  with  this
designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Moody's Commercial Paper Ratings. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated P-1, P-2 or P-3.

                                     PART C

                                OTHER INFORMATION

Item 23.    Exhibits

      Exhibit No.         Description

         (a)      Registrant's Articles of Incorporation, as amended. (2)

         (b)      Registrant's Bylaws. (3)

         (c)      (See Articles of Incorporation, as amended, and Bylaws).

         (d)(i) Investment Advisory Agreement with Yacktman Asset Management Co., on behalf of The Yacktman Fund. (2)

         (d)(ii) Investment Advisory Agreement with Yacktman Asset Management Co., on behalf of The Yacktman Focused Fund. (1)

         (e)      None.

         (f)      None.

         (g)      Custodian   Agreement  with  First   Wisconsin  Trust  Company
                  (predecessor to U.S. Bank, N.A.). (1)


         (h)(i) Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC.

         (h)(ii) Transfer Agent Agreement with First Wisconsin Trust Company (predecessor to U.S. Bancorp Fund Services, LLC). (2)

         (h)(iii) Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC.


         (i)      Opinion of Foley & Lardner LLP, counsel for Registrant.

         (j)      Consent of PricewaterhouseCoopers LLP.

         (k)      None.

         (l)      Subscription Agreement. (2)

         (m)      None

         (n)      None

         (p)      Code of Ethics of Registrant and Yacktman Asset Management Co.
                  (4)

--------------------------

(1) Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on February 13, 1997 and its accession number is 0000897069-97-000076.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 8 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 8 was filed on October 30, 1997 and its accession number is 0000897069-97-000425.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 10 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 10 was filed on February 16, 1999 and its accession number is 0000897069-99-000106.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 16 was filed on March 1, 2005 and its accession number is 0000897069-05-000563.

Item 24.    Persons Controlled by or under Common Control with Registrant

                  Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 25.    Indemnification

                  Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the bylaw set forth below, which is in full force and effect and has not been modified or canceled. The general effect of the indemnification available to an officer or director may be to reduce the circumstances under which the officer or director is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or director. Section 7 of Article VII of Registrant's Bylaws states as follows:

                                  "Article VII

                               GENERAL PROVISIONS

      Section 7.  Indemnification.

                       The corporation shall indemnify directors, officers, employees and agents of the corporation against judgments, fines, settlements and expenses to the fullest extent authorized, and in the manner permitted by applicable federal and state law.

                       The  corporation   shall  advance  the  expenses  of  its
      directors, officers, employees and agents who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. For purposes of this paragraph, "Proceeding" means any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                       This Section 7 of Article VII constitutes vested rights in favor of all directors, officers, employees and agents of the corporation. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of this Article with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. For purposes of this Section 7, the terms "director" and "officer" have the same meaning ascribed to such terms in Section 2-418 of the Maryland General Corporation Law."

                  Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser

                  Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.    Principal Underwriters

                  Not Applicable.

Item 28.    Location of Accounts and Records

                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant; and all other records will be maintained by the Registrant's Administrator.

Item 29.    Management Services

                  All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.     Undertakings

                  Registrant   undertakes   to  provide  its  Annual  Report  to
Shareholders upon request without charge to each person to whom a prospectus is delivered.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin and State of Texas on the 27th day of April, 2007.


                                    THE YACKTMAN FUNDS, INC.
                                    (Registrant)



                                    By:    /s/ Donald A. Yacktman
                                           ----------------------------------
                                           Donald A. Yacktman,
                                             President


                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.




                   Name                                         Title                                 Date

/s/ Donald A. Yacktman                     President and Treasurer (Principal Executive,           April 27, 2007
--------------------------------------     Financial and Accounting Officer) and a Director
Donald A. Yacktman

/s/ Bruce B. Bingham                       Director                                                April 27, 2007
--------------------------------------
Bruce B. Bingham

/s/ Albert J. Malwitz                      Director                                                April 27, 2007
--------------------------------------
Albert J. Malwitz

/s/ George J. Stevenson III                Director                                                April 27, 2007
--------------------------------------
George J. Stevenson III

                                  EXHIBIT INDEX



     Exhibit No.                      Exhibit
     -----------                      -------

         (a)      Registrant's Articles of Incorporation, as amended.*

         (b)      Registrant's Bylaws.*

         (c)      (See Articles of Incorporation, as amended, and Bylaws).

         (d)(i) Investment Advisory Agreement with Yacktman Asset Management Co., on behalf of The Yacktman Fund.*

         (d)(ii) Investment Advisory Agreement with Yacktman Asset Management Co., on behalf of The Yacktman Focused Fund.*

         (e)      None.

         (f)      None.

         (g)      Custodian   Agreement  with  First   Wisconsin  Trust  Company
                  (predecessor to U.S. Bank, N.A.).*


         (h)(i) Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC.

         (h)(ii) Transfer Agent Agreement with First Wisconsin Trust Company (predecessor to U.S. Bancorp Fund Services, LLC).*

         (h)(iii) Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC.


         (i)      Opinion of Foley & Lardner LLP, counsel for Registrant.

         (j)      Consent of PricewaterhouseCoopers LLP.

         (k)      None.

         (l)      Subscription Agreement.*

         (m)      None.

         (n)      None.

         (p)      Code of Ethics of  Registrant  and Yacktman  Asset  Management
                  Co.*

-----------------------------------

* Incorporated by reference.